©2016 Matthews International Corporation. All Rights Reserved. INVESTOR PRESENTATION 3RD QUARTER FISCAL 2016 Exhibit 99.1

©2016 Matthews International Corporation. All Rights Reserved. Business Overview 2

©2016 Matthews International Corporation. All Rights Reserved. Disclaimer Any forward-looking statements with respect to Matthews International Corporation (the “Company”) in connection with this discussion are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to be materially different from management’s expectations. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove correct. Factors that could cause the Company’s results to differ from those discussed today are set forth in the Company’s Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission (“SEC”). The Company periodically provides information derived from consolidated financial data which is not presented in the consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of this information are considered “non-GAAP financial measures” under the SEC rules. The Company believes that this information provides management and investors with a useful measure of the Company’s financial performance on a comparable basis. These non-GAAP financial measures are supplemental to the Company’s GAAP disclosures and should not be considered an alternative to the GAAP financial information. The Company uses non-GAAP financial measures to assist in comparing its performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect the Company’s core operations including acquisition-related items, adjustments related to intangible assets, litigation items, and strategic initiative and other charges, which includes non-recurring charges related to operational initiatives and exit activities. Management believes that presenting non-GAAP financial measures is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, forecast, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating the Company’s results. The Company believes that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provided herein, provides investors with an additional understanding of the factors and trends affecting the Company’s business that could not be obtained absent these disclosures. The Company has presented adjusted free cash flow as supplemental measures of cash flow that is not required by, or presented in accordance with, GAAP. Management believes that adjusted free cash flow provides relevant and useful information, which is widely used by analysts and investors as well as by our management. Adjusted free cash flow provides management with insight on the cash generated by operations, excluding certain expenses, above and beyond the annual capital expenditures. This measure allows management, as well as analysts and investors, to assess the Company’s ability to pursue growth and investment opportunities designed to increase Shareholder value. The Company also has presented adjusted operating profit and believes that it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing both consolidated and segment performance. Adjusted operating profit provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying primary operating performance of the Company’s segments and business overall on a consistent basis. Similarly, the Company believes that EBITDA and adjusted EBITDA provide relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted EBITDA provides the Company with an understanding of earnings before the impact of investing and financing charges and income taxes, and the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating operating performance. It is also useful as a financial measure for lenders and is used by the Company’s management to measure performance as well as strategic planning and forecasting. The Company has also presented adjusted earnings per share and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing the performance of its business. Adjusted earnings per share provides the Company with an understanding of the results from the primary operations of our business by excluding the per share effects of certain acquisition costs and items that do not reflect the ordinary earnings of our operations. This measure provides management with insight into the earning value for shareholders excluding certain costs, not related to the Company’s primary operations. Likewise, this measure may be useful to an investor in evaluating the underlying operating performance of the Company’s business overall, as well as performance trends, on a consistent basis. Lastly, the Company has presented adjusted net income and believes it provides relevant and useful information, which is widely used by analysts and investors, as well as by the Company’s management in assessing financial performance. Adjusted net income provides the Company with an understanding of the results from the primary operations of its business by excluding the effects of certain acquisition costs and items that do not reflect the ordinary earnings of the Company’s operations. This measure may be useful to an investor in evaluating the underlying performance of the business. 3

©2016 Matthews International Corporation. All Rights Reserved. Matthews  Founded in 1850 – headquartered in Pittsburgh, PA  Three business segments:  SGK Brand Solutions  Memorialization  Industrial Technologies  Over 10,000 employees  Over 25 countries  NASDAQ – 32.1 million shares outstanding, as of June 30, 2016 4

©2016 Matthews International Corporation. All Rights Reserved. Sales 5 Memorialization Industrial Technologies SGK Brand Solutions FISCAL 2015 56% 36% 8% 100% SGK Brand Solutions Memorialization Industrial Technologies

©2016 Matthews International Corporation. All Rights Reserved. SGK BRAND SOLUTIONS 6

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 7 Brand Development Brand Deployment Create Brand Performance Improved top- line growth Activate Improved bottom-line performance = + Premedia Tooling Merchandising Delivering Brand Performance

©2016 Matthews International Corporation. All Rights Reserved. SGK Brand Solutions 8 The full U.K. packaging portfolio for Kit Kat was redesigned by Anthem, a global creative agency that is part of the brand development business of the SGK Brand Solutions segment. The SGK Brand Solutions segment produces gravure printing and embossing tools used in the packaging, wallpaper and tobacco industries. iDL Worldwide, a brand services firm within the SGK Brand Solutions segment, brought Sunglass Hut’s “Punk- It-Up!” campaign to life with this pop-up experience in New York City.

©2016 Matthews International Corporation. All Rights Reserved. MEMORIALIZATION 9

©2016 Matthews International Corporation. All Rights Reserved. 10 Building signs are an example of the segment’s architectural product offerings. Memorialization Matthews is well known for its heritage of creating beautiful, time-tested bronze memorials. The segment designs unique glass-front niches to meet the growing demand for cremation memorialization.

©2016 Matthews International Corporation. All Rights Reserved. 11 Memorialization The Company is a leading manufacturer and distributor of caskets (wood, metal and cremation) in North America. The Super Power Pak III Plus cremation unit has some of the most advanced features in combustion technology as well as industry leading performance, reliability and support.

©2016 Matthews International Corporation. All Rights Reserved. 12 Memorialization  Casketed Deaths vs. Total Deaths *Total anticipated deaths per US Census Bureau 2009 projections Non-Cremation Data compiled from CDC, US Census Bureau, Industry reports and internal projections.

©2016 Matthews International Corporation. All Rights Reserved. INDUSTRIAL TECHNOLOGIES 13

©2016 Matthews International Corporation. All Rights Reserved. 14 Industrial Technologies Non-contact ink-jet printing units apply print on products. Driven by sophisticated automation software and controls, multiple integrated distribution and fulfillment systems (including laser-based identification and dimensioning technologies) communicate in a warehouse to identify and route items and parcels through the facility and out to a customer. Pick-to-Light systems use light indicators for sorting and control of merchandise.

©2016 Matthews International Corporation. All Rights Reserved. Financial Overview 15

©2016 Matthews International Corporation. All Rights Reserved. Key Elements of Long-Term EPS Growth  Internal Growth  Expand market presence of existing products  New product development  Manufacturing/cost structure improvements  Acquisitions  Share Repurchases 16

©2016 Matthews International Corporation. All Rights Reserved. Acquisition Program Principal objective: Support existing business plans of each operating segment and long-term growth objectives of the Company. Financial criteria: Immediately accretive to EPS. Achieve long-term target of an annual return (EBITDA) on invested capital of 15%. 17

©2016 Matthews International Corporation. All Rights Reserved. Consolidated Results 18 Fiscal year ended September 30, YTD June 30, 2013 2014 2015 2015 2016 (unaudited) (unaudited) Sales 985,357$ 1,106,597$ 1,426,068$ 1,057,730$ 1,103,469$ Operating Profit 94,615$ 81,522$ 105,023$ 72,265$ 79,143$ Adj. Operating Profit (a) 108,710$ 120,120$ 141,906$ 97,615$ 106,065$ EBITDA (b) 131,085$ 120,921$ 173,043$ 126,976$ 129,600$ Adj. EBITDA (c) 160,561$ 172,071$ 215,974$ 154,292$ 170,769$ EPS - GAAP 1.95$ 1.49$ 1.91$ 1.40$ 1.30$ Adj. EPS (d) 2.59$ 2.74$ 3.03$ 2.10$ 2.31$ (Dollars in thousands, except per share data) (a) Adjusted operating profit reflects certain adjustments impacting comparability. See reconciliation at Appendix A. (b) EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. (c) Adjusted EBITDA represents EBITDA plus stock compensation expense and the non-service cost portion of pension/post-retirement expense, and also reflects certain adjustments impacting comparability. See reconciliation at Appendix B. (d) Adjusted earnings per share reflects certain adjustments impacting comparability and excludes intangible amortization and the non- service cost portion of pension/post-retirement expense. See reconciliation at Appendix C.

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Sales 19 (Dollars in thousands) Fiscal year ended September 30, YTD June 30, 2013 2014 2015 2015 2016 Sales: (unaudited) (unaudited) SGK Brand Solutions 373,941$ 497,328$ 798,339$ 597,638$ 562,308$ Memorialization 517,911 508,420 508,058 372,076 457,802 Industrial Technologies 93,505 100,849 119,671 88,016 83,359 Consolidated 985,357$ 1,106,597$ 1,426,068$ 1,057,730$ 1,103,469$

©2016 Matthews International Corporation. All Rights Reserved. Segment Results – Operating Profit 20 (Dollars in thousands) Fiscal year ended September 30, YTD June 30, 2013 2014 2015 2015 2016 Operating Profit: (unaudited) (unaudited) SGK Brand Solutions 13,999$ 2,536$ 21,864$ 5,536$ 26,108$ Memorialization 71,754 67,937 70,064 57,374 48,059 Industrial Technologies 8,862 11,049 13,095 9,355 4,976 Consolidated 94,615$ 81,522$ 105,023$ 72,265$ 79,143$ Adjusted Operating Profit:* SGK Brand Solutions 21,093$ 33,932$ 61,327$ 37,849$ 44,788$ Memorialization 77,395 74,919 67,484 50,411 56,072 Industrial Technologies 10,222 11,269 13,095 9,355 5,205 Consolidated 108,710$ 120,120$ 141,906$ 97,615$ 106,065$ * Adjusted operating profit reflects certain adjustments impacting comparability. See reconciliation at Appendix A. .

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Free Cash Flow 21 (Dollars in thousands) 2013 2014 2015 Net Income 54,121$ 42,625$ 63,449$ Adjustments to Net Income (1) 10,533 27,416 20,481 Adjusted Net Income 64,654 70,041 83,930 Depreciation and Amortization 37,865 42,864 62,620 Stock-Based Compensation 5,562 6,812 9,097 Pension Cost (non-service portion) 8,424 4,020 5,677 Subtotal 116,505 123,737 161,324 Capital Expenditures (24,924) (29,237) (48,251) Adjusted Free Cash Flow (2) 91,581$ 94,500$ 113,073$ Cash Provided from Operating Activities 108,069$ 90,679$ 141,064$ Fiscal year ended September 30, (1) Adjusted net income reflects certain adjustments, net of tax, impacting comparability. See reconciliation at Appendix D. (2) See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted free cash flow.

©2016 Matthews International Corporation. All Rights Reserved. Earnings Per Share 22 Note: Adjusted earnings per share reflects certain adjustments impacting comparability and other adjustments. See reconciliation at Appendix C. Earnings Per Share Adjusted Earnings Per Share $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2010 2011 2012 2013 2014 2015 $2.31 $2.45 $1.95 $1.95 $1.49 $1.91 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2010 2011 2012 2013 2014 2015 $2.53 $2.69 $2.43 $2.59 $2.74 $3.03

©2016 Matthews International Corporation. All Rights Reserved. EBITDA (Dollars in millions) 23 Note: EBITDA represents earnings before interest expense, income taxes, depreciation and amortization. See reconciliation at Appendix B. Adjusted EBITDA represents EBITDA plus certain expenses, and also reflects certain adjustments impacting comparability. See reconciliation at Appendix B. EBITDA Adjusted EBITDA $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2015 $141.4 $146.8 $123.9 $131.1 $120.9 $173.0 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2010 2011 2012 2013 2014 2015 $156.8 $160.9 $143.4 $160.6 $172.1 $216.0

©2016 Matthews International Corporation. All Rights Reserved. Common Stock Price 24 Note: Stock price obtained from daily adjusted close price for each respective month-end period.

©2016 Matthews International Corporation. All Rights Reserved. Recent Highlights  Acquisition integrations remain on track  Increased quarterly dividend 15.4% to 15.0 cents (November 2015)  21st consecutive annual dividend increase since the Company’s IPO  Reported record sales of $1.4 billion in fiscal 2015  Reported record operating cash flow of $141.1 million in fiscal 2015  Sales of $490 million (34% of total) generated outside the U.S. in fiscal 2015  Acquisition of Aurora Casket on August 19, 2015  Analyst coverage:  CJS Securities (D. Moore)  Great Lakes Review (E. Schlang)  Macquarie Securities Group (J. Clement)  Wunderlich Securities (L. Burke) 25

©2016 Matthews International Corporation. All Rights Reserved. Institutional Shareholders 26 Shares 6/30/2016 Franklin Advisory Services, LLC 3,076,200 BlackRock Institutional Trust Company, N.A. 2,827,107 The Vanguard Group, Inc. 2,742,543 T. Rowe Price Associates, Inc. 1,479,692 Wellington Management Company, LLP 1,408,897 Dimensional Fund Advisors, L.P. 1,363,008 Clarkston Capital Partners, LLC 1,158,617 Fidelity Management & Research Company 992,236 Channing Capital Management, LLC 931,864 Emerald Advisers, Inc. 761,949 Top Ten Institutions 16,742,113 52% of outstanding shares 218 Institutions 9,600,685 Total Institutional Ownership 26,342,798 82% of outstanding shares

©2016 Matthews International Corporation. All Rights Reserved. Appendices 27

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Operating Profit Non-GAAP Reconciliation 28 Appendix A (Dollars in thousands) 2013 2014 2015 2015 2016 SGK Brand Solutions Operating Profit 13,999$ 2,536$ 21,864$ 5,536$ 26,108$ Acquisition-related items 9,408 28,214 33,605 26,455 18,680 Intangible asset w rite-offs - - 4,842 4,842 - Strategic initiative and other charges (1) (2,314) 3,182 1,016 1,016 - Adjusted Operating Profit 21,093$ 33,932$ 61,327$ 37,849$ 44,788$ Memorialization Operating Profit 71,754$ 67,937$ 70,064$ 57,374$ 48,059$ Acquisition-related items (6,166) 448 5,260 1,492 8,483 Litigation matter 2,835 3,027 (8,996) (8,996) - Strategic initiative and other charges (1) 8,972 3,507 1,156 541 (470) Adjusted Operating Profit 77,395$ 74,919$ 67,484$ 50,411$ 56,072$ Industrial Technologies Operating Profit 8,862$ 11,049$ 13,095$ 9,355$ 4,976$ Acquisition-related items 127 - - - 229 Strategic initiative and other charges (1) 1,233 220 - - - Adjusted Operating Profit 10,222$ 11,269$ 13,095$ 9,355$ 5,205$ Consolidated Operating Profit 94,615$ 81,522$ 105,023$ 72,265$ 79,143$ Acquisition-related items 3,369 28,662 38,865 27,947 27,392 Intangible asset w rite-offs - - 4,842 4,842 - Litigation matter 2,835 3,027 (8,996) (8,996) - Strategic initiative and other charges (1) 7,891 6,909 2,172 1,557 (470) Adjusted Operating Profit 108,710$ 120,120$ 141,906$ 97,615$ 106,065$ Fiscal year ended September 30, YTD June 30, Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted operating profit. (1) – See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved. EBITDA and Adjusted EBITDA Non-GAAP Reconciliation 29 Appendix B (Dollars in thousands) Fiscal year ended September 30, YTD June 30, 2013 2014 2015 2015 2016 Net Income 54,121$ 42,625$ 63,449$ 46,475$ 42,886$ Interest expense 12,925 12,628 20,610 15,116 18,146 Income taxes 26,174 22,805 26,364 18,314 19,290 Depreciation and Amortization 37,865 42,864 62,620 47,071 49,278 EBITDA 131,085$ 120,921$ 173,043$ 126,976$ 129,600$ Acquisition-related items 3,369 28,662 38,865 27,947 27,392 Intangible asset w rite-offs 4,842 4,842 Litigation matter 2,835 3,027 (8,996) (8,996) - Strategic initiative and other charges (1) 9,286 8,629 4,968 3,827 (391) Pension settlement - - (11,522) (11,522) - Stock-based compensation 5,562 6,812 9,097 6,838 7,940 Pension and postretirement expense (2) 8,424 4,020 5,677 4,380 6,228 Adjusted EBITDA 160,561$ 172,071$ 215,974$ 154,292$ 170,769$ (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to EBITDA and adjusted EBITDA. (1) See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Earnings Per Share Non-GAAP Reconciliation 30 Appendix C Fiscal year ended September 30, YTD June 30, 2013 2014 2015 2015 2016 EPS - GAAP 1.95$ 1.49$ 1.91$ 1.40$ 1.30$ Acquisition-related items (0.14) 0.71 0.79 0.57 0.57 Intangible asset w rite-offs 0.04 0.10 0.10 Litigation matter 0.07 (0.18) (0.18) Strategic initiative and other charges (1) 0.46 0.22 0.14 0.08 (0.01) Pension settlement - (0.24) (0.24) Theft and related costs - - - Pension and postretirement expense (2) 0.18 0.09 0.12 0.09 0.13 Intangible amortization expense 0.10 0.16 0.39 0.28 0.32 Adjusted EPS 2.59$ 2.74$ 3.03$ 2.10$ 2.31$ Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted earnings per share. All per-share amounts are net of tax. (2) The non-GAAP adjustment to pension and postretirement expense represents the add-back of the non-service related components of these costs. Non-service related components include interest cost, expected return on plan assets and amortization of actuarial gains and losses. The service cost and prior service cost components of pension and postretirement expense are considered to be a better reflection of the ongoing service-related costs of providing these benefits. The other components of GAAP pension and postretirement expense are primarily influenced by general market conditions impacting investment returns and interest (discount) rates. Please note that GAAP pension and postretirement expense or the adjustment above are not necessarily indicative of the current or future cash flow requirements related to these employee benefit plans. (1) See Disclosure (Page 3).

©2016 Matthews International Corporation. All Rights Reserved. Adjusted Net Income Non-GAAP Reconciliation 31 Appendix D (Dollars in thousands) Pretax After Tax Pretax After Tax Pretax After Tax Net Income 80,179$ 54,121$ 66,076$ 42,625$ 89,652$ 63,449$ Acquisition-related items 3,369 2,291 28,662 19,490 38,865 26,428 Intangible asset w rite-offs - - - - 4,842 3,293 Litigation matter 2,835 1,928 3,027 2,058 (8,996) (6,117) Strategic initiative and other charges (1) 9,286 6,314 8,629 5,868 4,968 3,378 Pension settlement - - - - (11,522) (7,835) Tax related - - 1,334 Adjusted Net Income 64,654$ 70,041$ 83,930$ (1) See Disclosure (Page 3). Fiscal year ended September 30, 201520142013 Note: See Disclaimer (Page 3) for Management’s assessment of supplemental information related to adjusted net income. Adjusted net income reflects non-GAAP adjustments at an effective tax rate of 32.0%.